UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 10, 2012

Frontier Communications Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

001-11001	06-0619596
(Commission File Number)	(IRS Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

(203) 614-5600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01	Other Events

Frontier Communications Corporation (the “Company”) is filing, as Exhibit 99.1 hereto, the interim financial statements of Verizon’s Separate Telephone Operations as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010 and 2009 and is concurrently filing a shelf registration statement on Form S-3, which such financial statements are being filed in connection therewith. As previously announced, Verizon’s Separate Telephone Operations were acquired by the Company in a transaction that closed on July 1, 2010. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, any securities in any state or foreign jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or foreign jurisdiction.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Interim financial statements of Verizon’s Separate Telephone Operations as of June 30, 2010 and December 31, 2009 and for the three and six months ended June 30, 2010 and 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: May 10, 2012	By:	/s/ Susana D’Emic
Susana D’Emic
Senior Vice President and Controller

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